THEMES ETF TRUST

Themes Robotics & Automation ETF (BOTT)

Listed on The Nasdaq Stock Market LLC

May 16, 2025

Supplement to the Summary Prospectus,

Prospectus, and Statement of Additional Information,

each dated January 27, 2025

IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE
AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Themes Robotics & Automation ETF (the “Fund”) will be changing its name and its non-fundamental investment policies. These changes are noted below and are expected to be effective approximately 60 days from the date of this Supplement. If you have any questions regarding these changes, please call the Fund at 1-866-584-3637

I.	Fund Name Change – Important Notice Regarding Change in the Fund’s Name

Effective approximately 60 days from the date of this Notice, the name of the Fund will change as follows:

Current Fund Name	New Fund Name
Themes Robotics & Automation ETF	Themes Humanoid Robotics ETF

II.	Investment Objective Change – Important Notice Regarding Change in the Fund’s Investment Objective

Effective approximately 60 days from the date of this Noice, the investment objective of the Fund will change as follows:

Current Investment Objective	New Investment Objective
The Themes Robotics & Automation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of an index composed of companies whose products and services are focused on robotics and automation solutions in an industrial context.	The Themes Humanoid Robotics ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of an index composed of companies which derive significant revenue from the design and development of humanoid and service robots.

III.	Adoption of Non-Fundamental Investment Policy Change

Effective approximately 60 days from the date of this Noice, the Fund’s non-fundamental investment policies will change as follows:

Current Non-Fundamental 80% Investment Policies
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities that comprise the Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the securities in the Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of Robotics and Automation Companies and in ADRs and GDRs based on such securities. Index securities include equity securities of companies that have business operations in factory automation equipment, semiconductors, industrial machine parts, and programable logic devices and may include large-, mid- and small-capitalization companies. The Fund’s 80% Policies are non-fundamental and require 60 days prior written notice to shareholders before each can be changed.

New Non-Fundamental 80% Investment Policies
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities that comprise the Index and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the securities in the Index. The Fund will also invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of Humanoid Robotics Companies and ADRs and GDRs based on such securities. Humanoid Robotics Companies include those that design robots for human interaction, industrial and autonomous robots for manufacturing and logistics, assistive and wearable robotics for mobility and healthcare, as well as companies providing artificial intelligence, cognitive computing and advanced hardware technologies that power the next-generation in robotics.

If you have any questions, please call 1-866-584-3637.

Please retain this Supplement for future reference.